Exhibit 32.2

CERTIFICATION PURSUANT TO T HE SARBANES-OXLEY ACT
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-0XLEY ACT OF 2002

I, Jesus Oliveras, Chief Financial Officer of U.S. Precious Metals, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          1. This Quarterly Report on Form 10-Q of the Company for the period ended February 28, 2009 as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2009

/s/ Jesus Oliveras

Jesus Oliveras,
Chief Financial Officer
(Principal Financial Officer)